10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.




Fund

Security

Advisor
EIMCO
Transaction
Date

Cost

Offering Purchase

Broker

Underwriting
Syndicate
Members







Fund
Connecticut Municipal Bond Fund
Security
State of Connecticut General Obligation Bonds   12/15/20
Advisor
EIMCO
Transaction
Date
10/26/06
Cost
"$1,073,770"
Offering Purchase
0.22%
Broker
Lehman Brothers
Underwriting
Syndicate
Members
Morgan Stanley
Ramirez and Co.
Siebert Bandford Shank & Co
"Wachovia Bank, National Association"


Fund
Connecticut Municipal Bond Fund
Security
Puerto Rico Infrastructure Financing Authority (BBB+/Baa3)
Advisor
EIMCO
Transaction
Date
9/20/2006
Cost
"$1,060,150"
Offering Purchase
0.02%
Broker
UBS Investment Bank
Underwriting
Syndicate
Members
Merrill Lynch & Co.
"Wachovia Bank, N.A."
Banc of America Securities LLC
Citigroup



Fund
Connecticut Municipal Bond Fund
Security
City Of Bridgeport Connecticut
Advisor
EIMCO
Transaction
Date
4/21/2006
Cost
"$1,500,000"
Offering Purchase
2.00%
Broker
UBS Investment Bank
Underwriting
Syndicate
Members
UBS Investment Bank
Banc of America Securities LLC
First Southwest Company
Loop Capital Markets
"Wachovia Bank, National Association"

Fund
Connecticut Municipal Bond Fund
Security
Connecticut State Health and Educational Facilities Authority
Advisor
EIMCO
Transaction
Date
6/13/06
Cost
"$1,000,000"
Offering Purchase
2.00%
Broker
RBC Capital Markets
Underwriting
Syndicate
Members
RBC Capital Markets
Loop Capital Markets LLC
"Wachovia Bank, National Association"

Fund
Connecticut Municipal Bond Fund
Security
State of Connecticut
Advisor
EIMCO
Transaction
Date
6/19/06
Cost
"$2,000,000"
Offering Purchase
0.85%
Broker
M*R*Beal & Company
Underwriting
Syndicate
Members
M*R*Beal & Company
Banc of America Securities LLC
JP Morgan
"Loop Capital Markets, LLC"
"Wachovia Bank, National Association"

Fund
Connecticut Municipal Bond Fund
Security
The University of Connecticut
Advisor
EIMCO
Transaction
Date
3/2/2006
Cost
"$1,000,000"
Offering Purchase
0.71%
Broker
JP Morgan
Underwriting
Syndicate
Members
JP Morgan
A.G. Edwards
"Loop Capital Markets, LLC"
"Wachovia Bank, National Association"
Banc of America Securities LLC

Fund
New York Muni Bond Fund
Security
Dormitory Authority of the State of New York
"University of Rochester  Revenue Bonds, Series 2007"
Advisor
EIMCO
Transaction
Date
1/18/07
Cost
"$106,566,000"
Offering Purchase
0.59%
Broker
Lehman Brothers
Underwriting
Syndicate
Members
Citigroup
Banc of America Securities LLC
First Albany Capital
Wachovia Securities


Fund
New York Muni Bond Fund
Security
Triborough Bridge and Tunnel Authority
Advisor
EIMCO
Transaction
Date
6/14/06
Cost
"$6,235,000"
Offering Purchase
3.11%
Broker
UBS Investment Bank
Underwriting
Syndicate
Members
UBS Investment Bank
"Bear, Stearns & Co. Inc."
Citigroup
JP Morgan
"Wachovia Bank, N.A."

Fund
New York Muni Bond Fund
Security
New York State Environmental Facilities Corporation
Advisor
EIMCO
Transaction
Date
6/14/06
Cost
"$3,000,000"
Offering Purchase
0.68%
Broker
JP Morgan
Underwriting
Syndicate
Members
JP Morgan
Merrill Lynch & Co.
A.G. Edwards
Banc of America Securities LLC
"Wachovia Bank, National Association"